As filed with the Securities and Exchange Commission on October 17, 1997


                        SECURITIES AND EXCHANGE COMMISSION

                               Washington, DC  20549

                               ---------------------

                                     FORM 8-K

                                  CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of

                        The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 October 16, 1997


                        Exact name of Registrant as
        Commission      specified in its charter, address              State of      I.R.S. Employer
        File No.        of principal executive offices, telephone     Incorporation   Identification No.

        1-8349          FLORIDA PROGRESS CORPORATION                    Florida         59-2147112
                         One Progress Plaza
                         St. Petersburg, Florida 33701
                         Telephone (813) 824-6400

        1-3274          FLORIDA POWER CORPORATION                       Florida          59-0247770
                         3201 34th Street South
                         St. Petersburg, Florida 33711
                         Telephone (813) 866-5151



The address of neither registrant has changed since the last report.

This combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Information contained herein relating to an individual registrant is filed by that registrant on its own behalf. Florida Power makes no representations as to the information relating to Florida Progress' diversified operations.

Item 5.   Other Events


     In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Quarterly Report on Form 10-Q for the period ended September 30, 1997:

      Florida Progress issued an Investor News report and a media News Release each dated October 16, 1997 reporting 1997 third quarter earnings. A copy of the Investor News report and the media News Release are being furnished herewith as Exhibits 99.(a) and 99.(b), respectively.


Item 7.  Financial Statements and Exhibits

     (c)  Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)     Description of Exhibit

99.(a) Florida Progress Investor News report dated October 16, 1997 reporting 1997 third quarter earnings.

99.(b) Florida Progress media News Release dated October 16, 1997 reporting 1997 third quarter earnings.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature of the undersigned on behalf of each listed company shall be deemed to relate only to matters having reference to such company.



                                             FLORIDA PROGRESS CORPORATION

                                             FLORIDA POWER CORPORATION

                                              /s/Pamela A. Saari
                                          By:____________________________
                                             Pamela A. Saari
                                              Assistant Treasurer
                                               of each Registrant



Date:  October 16, 1997

                               EXHIBIT INDEX



Exhibit No.                   Description of Exhibit


99.(a) Florida Progress Investor News report dated October 16, 1997 reporting 1997 third quarter earnings.

99.(b) Florida Progress Media News Release dated October 16, 1997 reporting 1997 third quarter earnings.